UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49746	88-0498181
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, Canada V5J 5K9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 327-9446

(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

            On November 9, 2015, in connection with a proposed financing for Viscount Systems, Inc. (the “Company”), each of Dennis Raefield, George Eli Birnbaum and Robert Liscouski resigned as directors of the Company. Messrs. Raefield and Liscouski indicated that their resignations were directly related to the proposed financing since they could not vote to approve the financing. Attached as Exhibit 17.1 are the correspondence with each of the directors relating to their resignations.

            On November 9, 2015, Craig Nemiroff was appointed as a director of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

17.1 Correspondence on Departures of Directors

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2015

VISCOUNT SYSTEMS, INC.

By:	/s/ Scott Sieracki
Name: Scott Sieracki
Title: Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

17.1	Correspondence on Departures of Directors